UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

WOLVERINE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53767	98-0569013
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#55, 11020 Williams Road
 Richmond, British Columbia, Canada V7A 1X8
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (778) 297-4409

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Election of Directors

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 4, 2022, the Company held its Annual and Special Meeting of Stockholders ("AGM").

At the AGM the stockholders elected Bruce Costerd, Richard Haderer, Luke Rich and Craig Young as directors of the Company. The Company appointed Richard Haderer, Luke Rich and Craig Young as the members of the audit committee.

The stockholders ratified the appointment of Sadler Gibb & Associates, LLC, Certified Public Accountants as the independent auditor of the Company.

The stockholders approved a non-binding advisory resolution to approve executive compensation.

The stockholders approved an amendment to the Articles of the Company to increase the authorized share capital of the Company to 5,000,000,000 common shares.

The results of the voting at the AGM is summarized below.

PROPOSAL 01A ELECTION OF DIRECTOR: BRUCE COSTERD

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	33,483,299	0	62,910
REGISTERED	866,211,667	0	0
TOTAL SHARES VOTED	899,694,966	0	62,910
% OF VOTED	100.00%
% OF OUTSTANDING	58.07%
% OF VOTED W/ABS/WHD	99.99%		0.00%
% OF OUTSTNDG W/ABS/WHD	58.07%		0.00%

PROPOSAL 01B ELECTION OF DIRECTOR: RICHARD HADERER

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	33,473,299	0	72,910
REGISTERED	866,211,667	0	0
TOTAL SHARES VOTED	899,684,966	0	72,910
% OF VOTED	100.00%
% OF OUTSTANDING	58.07%
% OF VOTED W/ABS/WHD	99.99%		0.00%
% OF OUTSTNDG W/ABS/WHD	58.07%		0.00%

PROPOSAL 01C ELECTION OF DIRECTOR: LUKE RICH

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	33,483,299	0	62,910
REGISTERED	866,211,667	0	0
TOTAL SHARES VOTED	899,694,966	0	62,910
% OF VOTED	100.00%
% OF OUTSTANDING	58.07%
% OF VOTED W/ABS/WHD	99.99%		0.00%
% OF OUTSTNDG W/ABS/WHD	58.07%		0.00%

PROPOSAL 01D ELECTION OF DIRECTOR: CRAIG YOUNG

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	33,478,299	0	67,910
REGISTERED	866,211,667	0	0
TOTAL SHARES VOTED	899,689,966	0	67,910
% OF VOTED	100.00%
% OF OUTSTANDING	58.07%
% OF VOTED W/ABS/WHD	99.99%		0.00%
% OF OUTSTNDG W/ABS/WHD	58.07%		0.00%

PROPOSAL 002 RATIFY SADLER, GIBB & ASSOCIATES, LLC, AS INDEP. PUB. ACCOUNTANT

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	33,545,659	0	550
REGISTERED	866,211,667	0	0
TOTAL SHARES VOTED	899,757,326	0	550
% OF VOTED	100.00%	0.00%
% OF OUTSTANDING	58.07%	0.00%
% OF VOTED W/ABS/WHD	99.99%	0.00%	0.00%
% OF OUTSTNDG W/ABS/WHD	58.07%	0.00%	0.00%

PROPOSAL 003 APPROVAL OF NON-BINDING ADVISORY RESOLUTION ON EXEC. COMPENSATION

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	32,515,799	978,410	52,000
REGISTERED	865,711,667	0	500,000
TOTAL SHARES VOTED	898,227,466	978,410	552,000
% OF VOTED	99.89%	0.10%
% OF OUTSTANDING	57.97%	0.06%
% OF VOTED W/ABS/WHD	99.82%	0.10%	0.06%
% OF OUTSTNDG W/ABS/WHD	57.97%	0.06%	0.03%

PROPOSAL 004 AMENDMENT TO ARTICLES - INCREASE IN AUTHORIZED SHARE CAPITAL

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	31,390,734	2,155,475	0
REGISTERED	865,711,667	0	500,000
TOTAL SHARES VOTED	897,102,401	2,155,475	500,000
% OF VOTED	99.76%	0.23%
% OF OUTSTANDING	57.90%	0.13%
% OF VOTED W/ABS/WHD	99.70%	0.23%	0.05%
% OF OUTSTNDG W/ABS/WHD	57.90%	0.13%	0.03%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLVERINE TECHNOLOGIES CORP.

/s/Richard Haderer
Richard Haderer
CFO and Director
Date: May 6, 2022